EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Helaine M. Kaplan, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the DBGS 2018-C1 Mortgage Trust (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Wells Fargo Bank, National Association, as Master Servicer prior to March 1, 2025, Trimont LLC, as Master Servicer on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, CoreLogic Solutions, LLC, as Servicing Function Participant, Computershare Trust Company, National Association, as Servicing Function Participant for the Certificate Administrator, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian, Wells Fargo Bank, National Association, as Primary Servicer for The Gateway Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for The Gateway Mortgage Loan on and after March 1, 2025, Situs Holdings, LLC, as Special Servicer for The Gateway Mortgage Loan, Wilmington Trust, National Association, as Trustee for The Gateway Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for The Gateway Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for The Gateway Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for The Gateway Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for The Gateway Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Aventura Mall Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Aventura Mall Mortgage Loan on and after March 1, 2025, CWCapital Asset Management LLC, as Special Servicer for the Aventura Mall Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Aventura Mall Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Aventura Mall Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Aventura Mall Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Aventura Mall Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Aventura Mall Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the FXI Portfolio Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the FXI Portfolio Mortgage Loan on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer for the FXI Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the FXI Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the FXI Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the FXI Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the FXI Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the FXI Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Quality RV Resorts Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Quality RV Resorts Mortgage Loan on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer for the Quality RV Resorts Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Quality RV Resorts Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Quality RV Resorts Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Quality RV Resorts Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Quality RV Resorts Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Quality RV Resorts Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the GSK North American HQ Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the GSK North American HQ Mortgage Loan on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer for the GSK North American HQ Mortgage Loan, Wilmington Trust, National Association, as Trustee for the GSK North American HQ Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the GSK North American HQ Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the GSK North American HQ Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the GSK North American HQ Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the GSK North American HQ Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Christiana Mall Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Christiana Mall Mortgage Loan on and after March 1, 2025, Wells Fargo Bank, National Association, as Special Servicer for the Christiana Mall Mortgage Loan prior to March 1, 2025, Trimont LLC, as Special Servicer for the Christiana Mall Mortgage Loan on and after March 1, 2025, Wilmington Trust, National Association, as Trustee for the Christiana Mall Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Christiana Mall Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Christiana Mall Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Christiana Mall Mortgage Loan, KeyBank National Association, as Primary Servicer for the Willow Creek Corporate Center Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the Willow Creek Corporate Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Willow Creek Corporate Center Mortgage Loan, Citibank, N.A., as Custodian for the Willow Creek Corporate Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Willow Creek Corporate Center Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the Willow Creek Corporate Center Mortgage Loan, KeyBank National Association, as Primary Servicer for the Moffett Towers II - Building 1 Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the Moffett Towers II - Building 1 Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Moffett Towers II - Building 1 Mortgage Loan, Citibank, N.A., as Custodian for the Moffett Towers II - Building 1 Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Moffett Towers II - Building 1 Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the Moffett Towers II - Building 1 Mortgage Loan, KeyBank National Association, as Primary Servicer for the West Coast Albertsons Portfolio Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the West Coast Albertsons Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the West Coast Albertsons Portfolio Mortgage Loan, Citibank, N.A., as Custodian for the West Coast Albertsons Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the West Coast Albertsons Portfolio Mortgage Loan, and U.S. Bank National Association, as Servicing Function Participant for the West Coast Albertsons Portfolio Mortgage Loan.

Dated: March 23, 2026

/s/ Helaine M. Kaplan

Helaine M. Kaplan

President

(senior officer in charge of securitization of the depositor)